EXHIBIT 10.1

                               BE AEROSPACE, INC.


                    Fourth Amendment to Employment Agreement

         THIS FOURTH AMENDMENT (the "Amendment"), made and entered into effective as of the 30th day of April, 2003, by and between BE Aerospace, Inc., a Delaware corporation (the "Company") and THOMAS P. McCAFFREY (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company and the Executive entered into that certain Employment Agreement, restated and dated as of September 14, 2001, and thereafter amended said employment agreement effective September 14, 2001, May 15, 2002 and March 24, 2003 (hereinafter collectively the "Employment Agreement");

         WHEREAS, the Executive and the Company now mutually desire to further amend the Employment Agreement.

         NOW, THEREFORE, effective as of the 30th day of April, 2003, the Employment Agreement shall be amended as follows:

         1. Section 5(g)(i)(y) shall be amended to read as follows:

                  (y) the sum of any amounts previously distributed to the Executive pursuant to Sections 5(e)(i)(a)(5), 5(g)(ii), 5(g)(iii)
                  and 5(g)(iv)."

         2. Except as amended herein, all terms and conditions of the Employment Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the state of Florida and shall bind and inure to the benefit of the parties hereto and their respective successors, assigns and heirs.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first written above.

EXECUTIVE                                      COMPANY
                                               BE AEROSPACE, Inc., a Delaware
                                                  Corporation



By: /s/  Thomas P. McCaffrey                   By: /s/  Robert J. Khoury
    ------------------------                       -----------------------------
    Thomas P. McCaffrey                            Robert J. Khoury
    Corporate Senior Vice President of             President and
    Administration and Chief Financial Officer     Chief Executive Officer